UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 24, 2020

FRESHPET, INC.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36729	20-1884894
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Plaza Drive, 1st Floor Secaucus, NJ		07094
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (201) 520-4000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	FRPT	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

CFO Transition

As previously disclosed, Freshpet, Inc. (“Freshpet” or the “Company”) confirmed on September 24, 2020 the appointment of Heather Pomerantz as Chief Financial Officer, effective October 1, 2020. As previously communicated, Dick Kassar, Freshpet’s departing CFO, will transition into the newly created advisory role of Vice Chairman, effective September 30, 2020.

Ms. Pomerantz, age 47, joined Freshpet in January 2020 as the Executive Vice President of Finance. Prior to joining Freshpet, from March 2019 to December 2019, Ms. Pomerantz served as the Vice President of Finance for North America for The Nature’s Bounty Co. Prior to joining The Nature’s Bounty Co., Ms. Pomerantz served in various finance and accounting roles at Unilever from June 2001 to February 2019, concluding as Vice President of North America Transformation. Prior to joining Unilever, Ms. Pomerantz worked as a consultant at PricewaterhouseCoopers LLP, where she had responsibilities for ERP implementations. Ms. Pomerantz has over twenty years of oversight and leadership experience in finance and systems roles in the consumer packaged goods industry.

Robert C. King Resignation

As previously disclosed on June 3, 2020, Robert C. King resigned from the Board of the Directors (the “Board”), and all committees thereof, immediately following the Company’s annual stockholders meeting on September 24, 2020. Mr. King resigned to accept an appointment as Chairman of WernerCo and not as a result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. The Company is grateful to Mr. King for his many years of dedicated service to the Company and its stockholders as a valued member of the Board. The Company again congratulates Mr. King and wishes him well in his new position.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On September 24, 2020, Freshpet held its 2020 Annual Meeting of Stockholders (the “Annual Meeting”). The number of shares of common stock present at the annual meeting was 37,706,219 or 93% of the shares of common stock outstanding on July 31, 2020, the record date for the Annual Meeting. The matters voted on were (1) the re-election of Charles A. Norris, William B. Cyr, Olu Beck, and Leta D. Priest; (2) the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2020; (3) to approve, by advisory vote, the compensation of the Company’s named executive officers (“say-on-pay”); (4) to approve an amendment of our Third Amended and Restated Certificate of Incorporation (as amended prior to the date hereof, the “Certificate of Incorporation”) to eliminate all of its supermajority voting requirements (the “Supermajority Voting Removal Proposal”); and (5) to approve the Company’s Second Amended and Restated 2014 Omnibus Incentive Plan. On September 24, 2020, a representative from Broadridge Financial Solutions, Inc., the independent inspector of elections for the Annual Meeting, delivered a certification of the final voting results for the Annual Meeting. The final results for each proposal presented at the Annual Meeting are set forth below:

(1)	Election of Directors. All nominees were elected to serve on the Board of Directors pursuant to the following votes:

DIRECTOR	FOR	AGAINST	WITHHELD
CHARLES A. NORRIS	33,685,621	0	487,754
LETA D. PRIEST	34,025,772	0	147,603
OLU BECK	34,027,941	0	145,434
WILLIAM B. CYR	34,035,480	0	137,895

There were 3,532,844 broker non-votes with respect to this matter.

(2)
Ratification of Appointment of Independent Registered Public Accounting Firm. The appointment of KPMG LLP as Freshpet’s independent registered public accounting firm for 2020 was ratified with the following votes:

FOR	AGAINST	ABSTAIN
37,422,373	228,434	55,412

There were no broker non-votes with respect to this matter.

(3)	Approval, by Advisory Vote, of the Compensation of Named Executive Officers. The advisory proposal to approve executive compensation was approved with the following votes:

FOR	AGAINST	ABSTAIN
33,986,334	124,185	62,856

There were 3,532,844 broker non-votes with respect to this matter.

(4)	Approval of an Amendment of our Certificate of Incorporation to Eliminate All of its Supermajority Voting Requirements. The Supermajority Voting Removal Proposal was approved with the following votes:

FOR	AGAINST	ABSTAIN
34,109,164	15,224	48,987

There were 3,532,844 broker non-votes with respect to this matter.

(5)	Approval of our Second Amended And Restated 2014 Omnibus Incentive Plan. The Second Amended and Restated 2014 Omnibus Incentive Plan was approved with the following votes:

FOR	AGAINST	ABSTAIN
29,920,295	4,179,989	73,091

There were 3,532,844 broker non-votes with respect to this matter.

Item 8.01.	Other Events.

Additional Officer Appointments

The Company is pleased to announce it has made the following promotions within its finance leadership team: Steve Macchiaverna has been promoted to Executive Vice President, Secretary & Treasurer and Ivan Garcia has been promoted to Vice President of Finance & Controller. In addition, the Company has appointed Thembeka Machaba as Senior Vice President, Human Resources.

Board Committees

In connection with the resignation of Mr. King from the Board, the Board has approved the composition of the Board’s committees as follows:

•	Audit: Craig D. Steeneck (Chair), J. David Basto and Olu Beck
•	Compensation: Daryl G. Brewster (Chair), Leta D. Priest and Jacki S. Kelley
•	Nominating and Corporate Governance: Walter N. George, III (Chair), Lawrence S. Coben, Ph.D. and Jacki S. Kelley.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

3.1	Fourth Amended and Restated Certificate of Incorporation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRESHPET, INC.

Date: September 25, 2020	By:	/s/ William B. Cyr
Name: William B. Cyr
Title: Chief Executive Officer